Exhibit 99.1

Delivering Novel Therapies in RAS/MAPK Pathway Driven Cancers April 2024 Corporate Presentation

Disclaimers

Forward-Looking

This presentation includes forward-looking statements about Verastem Oncology's programs and product candidates, strategy, future plans and prospects, including statements related to the expected outcome and benefits of collaborations, including with GenFleet Therapeutics (Shanghai), Inc. ("GenFleet"), the potential clinical value of various of its clinical trials, the timing of commencing and completing trials, including topline data reports, interactions with regulators, the potential for and timing of commercialization of product candidates and potential for additional development programs involving Verastem Oncology's lead compound. The words "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "predict," "project," "target," "potential," "will," "would," "could," "should," "continue," "can," "promising" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement.

Applicable risks and uncertainties include the risks and uncertainties, among other things, regarding: the success in the development and potential commercialization of our product candidates, including avutometinib in combination with other compounds, including defactinib, LUMAKRAS™ and others; the uncertainties inherent in research and development, such as negative or unexpected results of clinical trials, the occurrence or timing of applications for our product candidates that may be filed with regulatory authorities in any jurisdictions; whether and when regulatory authorities in any jurisdictions may approve any such applications that may be filed for our product candidates, and, if approved, whether our product candidates will be commercially successful in such jurisdictions; our ability to obtain, maintain and enforce patent and other intellectual property protection for our product candidates; the scope, timing, and outcome of any legal proceedings; decisions by regulatory authorities regarding trial design, labeling and other matters that could affect the timing, availability or commercial potential of our product candidates; whether preclinical testing of our product candidates and preliminary or interim data from clinical trials will be predictive of the results or success of ongoing or later clinical trials; that the timing, scope and rate of reimbursement for our product candidates is uncertain; that third-party payors (including government agencies) may not reimburse; that there may be competitive developments affecting our product candidates; that data may not be available when expected; that enrollment of clinical trials may take longer than expected; that our product candidates will cause adverse safety events and/or unexpected concerns may arise from additional data or analysis, or result in unmanageable safety profiles as compared to their levels of efficacy; that our product candidates may experience manufacturing or supply interruptions or failures; that any of our third-party contract research organizations, contract manufacturing organizations, clinical sites, or contractors, among others, who we rely on fail to fully perform; that we face substantial competition, which may result in others developing or commercializing products before or more successfully than we do which could result in reduced market share or market potential for our product candidates; that we will be unable to successfully initiate or complete the clinical development and eventual commercialization of our product candidates; that the development and commercialization of our product candidates will take longer or cost more than planned, including as a result of conducting additional studies; that we may not have sufficient cash to fund our contemplated operations; that we may not attract and retain high quality personnel; that we or Chugai Pharmaceutical Co., Ltd. will fail to fully perform under the avutometinib license agreement; that our target market for our product candidates might be smaller than we are presently estimating; that Secura Bio, Inc. will fail to fully perform under the asset purchase agreement with Secura Bio, Inc., including in relation to milestone payments; that we will not see a return on investment on the payments we have and may continue to make pursuant to the collaboration and option agreement with GenFleet or that GenFleet will fail to fully perform under the agreement; that we may be unable to obtain adequate financing in the future through product licensing, co-promotional arrangements, public or private equity, debt financing or otherwise; that we will not pursue or submit regulatory filings for our product candidates; and that our product candidates will not receive regulatory approval, become commercially successful products, or result in new treatment options being offered to patients.

Other risks and uncertainties include those identified under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (SEC) on March 14, 2024, and in any subsequent filings with the SEC, which are available at www.sec.gov and www.verastem.com.

The forward-looking statements in this presentation speak only as of the original date of this presentation, and we undertake no obligation to update or revise any of these statements.

Use of Non-GAAP Financial Measures

This presentation contains references to our non-GAAP operating expense, a financial measure that is not calculated in accordance with generally accepted accounting principles in the US ("GAAP"). This non-GAAP financial measure excludes certain amounts or expenses from the corresponding financial measures determined in accordance with GAAP. Management believes this non-GAAP information is useful for investors, taken in conjunction with the Company's GAAP financial statements, because it provides greater transparency and period-over-period comparability with respect to the Company's operating performance and can enhance investors' ability to identify operating trends in the Company's business. Management uses this measure, among other factors, to assess and analyze operational results and trends and to make financial and operational decisions. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the Company's operating results as reported under GAAP, not in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. In addition, this non-GAAP financial measure is unlikely to be comparable with non-GAAP information provided by other companies. The determination of the amounts that are excluded from non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts. Reconciliations between this non-GAAP financial measure and the most comparable GAAP financial measure are included in the footnotes to the slides in this presentation on which such non-GAAP number appears.

Third-Party Sources

Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Verastem Oncology's own internal estimates and research. While Verastem Oncology believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions.

VERASTEM ONCOLOGY
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3 Verastem Oncology Strong progress in 2023 sets up multiple value - creation opportunities » On track to deliver the first approved therapy in LGSOC • Data at ASCO 2023 of avutometinib, a RAF/MEK Clamp in combination with defactinib, a FAK inhibitor, demonstrated robust responses in patients with recurrent low - grade serous ovarian cancer (LGSOC) • P hase 3 confirmatory study underway with plans to report updated topline data from RAMP 201 trial in H1 2024 • Commence rolling NDA for Accelerated Approval in H1 2024 » Ongoing studies in additional indications including Pancreatic Cancer and NSCLC • Report initial safety and efficacy results from RAMP 205 trial of avutometinib + gemcitabine/nab - paclitaxel + defactinib in first - line metastatic pancreatic cancer in H1 2024 • Report updated data from both non - small cell lung cancer (NSCLC) trials - RAMP 203 ( sotorasib - Amgen) and RAMP 204 ( adagrasib - Mirati ) trials in Mid - 2024 » GenFleet collaboration furthers pipeline potential in RAS/MAPK driven cancers • GenFleet expected to submit IND for GFH375/VS - 7375, a potential best - in - class oral KRAS G12D (ON/OFF) inhibitor in China in H1 2024 • Expect to initiate Phase 1 trial for GFH375/VS - 7375 in China in H2 2024 • Ongoing discovery/lead optimization for second and third programs » Strong balance sheet to support ongoing programs and operations • Company ended Q4 2023 with $137.1M in cash and investments and $31.1 million GAAP operating expenses ($29.5 million non - GAAP operating expenses*) Well - Positioned To Deliver on 2024 Catalysts * Q4 2023 GAAP operating expenses - $31.14M less Q4 2023 stock compensation of $1.60M = $29.54M Q4 2023 non - GAAP operating expen ses; IND: investigational new drug application; NDA: new drug application

Driving Momentum in 2024: Recap of Recent Key Achievements

Avutometinib + Defactinib: Recurrent LGSOC

- ✓ Received FDA Orphan Drug Designation
- ✓ Initiated Phase 3 confirmatory study
- ✓ Presented planned subgroup analysis of Part A RAMP 201 trial
- ✓ RAMP 201 FDA meeting – combination selected as go-forward regimen

Avutometinib + Defactinib: Metastatic Pancreatic Cancer

- ✓ Initiated RAMP 205 combo avutometinib + gemcitabine/nab-paclitaxel + defactinib

Avutometinib + KRAS G12C Inhibitors: NSCLC

- ✓ Received FDA Fast Track Designation for avutometinib in combo with Amgen's G12C inhibitor sotorasib
- ✓ Presented initial results from Phase 1/2 RAMP 203 trial of avutometinib + sotorasib in KRAS G12C mutant NSCLC
- ✓ Added defactinib to avutometinib and sotorasib combination in the RAMP 203 trial

GFH375/VS-7375: Oral G12D (ON/OFF) Inhibitor

- ✓ Established discovery and development collaboration with GenFleet
- ✓ Selected GFH375/VS-7375, a potential best-in-class oral KRAS G12D (ON/OFF) inhibitor
- ✓ IND application was filed in China and accepted for review

VERASTEM ONCOLOGY

4

Clinical Program Designed for Success in LGSOC, Signal GenerationRegimenIND-Enabling/Preclinical Phase 1Avutometinib + Defactinib: Recurrent LGSOCRAF/MEKClamp+ FAKiRAF/MEKClamp+ FAKiAvutometinib + KRAS G12C Inhibitors: NSCLCRAF/MEK Clamp+KRAS G12Ci(sotorasib) + FAKiRAF/MEK Clamp+KRAS G12Ci(adagrasib)Phase 2Avutometinib + Defactinib: Metastatic Pancreatic CancerRAF/MEK Clamp+FAKi + gemcitabine,nab-paclitaxelG FH37 5/VS-737 5G12D (ON/OFF)inhibitor,1 V C t(A. I C IV\1 ONCOLOGYPhase 3I IAnticipated MilestonesRAMP 301 Ongoing EnrollmentRAMP 201 Topline Data;Rolling NOA Submission SeekingAccelerated Approval: H12024RAMP 203 Updated Data Mid-2024RAMP 204 Updated Data Mid-2024RAMP 205 Initial Safety/EfficacyH12024IND filed in China and accepted forreview; upon clearance expect toinitiate Phase 1 in China in H22024CollaborationAmgenMirati/BMSPanCANGenFleetl 5

Avutometinib RAF/MEK Clamp Program Overview

7 Avutometinib is a Differentiated Agent with the Potential to Serve as the Backbone for Combinations Across RAS Pathway - Driven Cancers • Unique RAF/MEK clamp mechanism of action • Novel intermittent dosing schedule; convenient oral regimen • Orphan Drug Designation for avutometinib alone or in combination with defactinib in recurrent LGSOC • Breakthrough Therapy Designation for combination of avutometinib and defactinib for treatment of recurrent LGSOC after one or more prior lines of therapy including platinum - based chemotherapy • Received FDA Fast Track Designation for avutometinib in combination with Amgen’s G12C inhibitor sotorasib in KRAS G12C - mutant NSCLC • Potential best - in - class safety & tolerability profile relative to marketed MEK inhibitors, with potential for combinability with agents from multiple target classes • Promising signals of clinical activity in various RAS pathway - driven cancers, including in patients whose tumors previously progressed on other MEK inhibitors RAF - Rapidly accelerated fibrosarcoma, MEK - Mitogen - activated protein kinase kinase , RAS - Rat sarcoma virus MAPK - Mitogen - activated protein kinase KRAS - Kirsten rat sarcoma virus; NRAS - Neuroblastoma RAS viral oncogene homolog, BRAF - v - raf murine sarcoma viral oncogene homolog B1, NF1 - Neurofibromatosis type 1

8 Avutometinib is a Unique Small Molecule RAF/MEK Clamp Contrasting Mechanism of Action vs. MEK - Only Inhibitors Coma et al., AACR 2022; Ishii et al., Cancer Res , 2013; Lito et al., Cancer Cell , 2014 RTK Growth factors Avutometinib RAS RAF MEK ERK Tumor Growth Avutometinib conc. (µmol/L) Avutometinib conc. (µmol/L) % Inhibition % Inhibition DMSO Tram Avuto Avutometinib induces dominant negative RAF/MEK complexes Avutometinib inhibits both RAF and MEK activities The RAF/MEK clamp mechanism avoids the compensatory activation of pMEK enabling more complete pERK inhibition Collaboration with Deborah Morrison, NCI

Avutometinib Inhibits Cell Proliferation Across Multiple RAS/MAPK Pathway Alterations and Multiple Solid Tumor Histologies



KRAS G12C
KRAS G12D
KRAS G12V
Other KRAS mt
BRAF mt
NRAS mt
NF1 mt
Other mt
Avutometinib IC50 (μM)
10
1
0.1
0.01
SW1463
MIAPACA2
H358
H1373
SW837
H2122
H2030
SW1573
HPAC
ASPC1
HPAFII
SNU-C2B
LS513
LS 180
SKLU1
A427
SNU-C2A
H441
SW403
SK-CO-1
SW620
PANC0327
H2291
SNG-M
SW480
H2444
CAPAN2
CFPAC1
PSN1
KP2
HUP-T3
H2009
H1573
SW1116
A549
LS123
NCI-H747
HCT 116
DLD-1
T84
HCT-15
Calu-6
HT-29
WM-266-4
SW1417
A-375
C32
SK-MEL-5
IGR-1
Colo-205
A2058
HS852.T
RKO
NCI-H2405
NCI-H2087
RL95-2
NCI-H1395
NCI-H1666
NCI-H2087
GAK
SK-MEL-2
HEC-151
H1573
DLD-1
HS940.T
H1373
HMCB
HCT 116
RKO
SW48
AN3 CA
RL95-2
LS513
5637
Indication
MAPK pathway lateration:
KRAS G12C
KRAS G12D
KRAS G12V
KRAS G12R
KRAS G12A
KRAS G12S
KRAS G13D
KRAS Q61K
BRAF V600E
BRAF class 2
BRAF class 3
NRAS mt
NF1 mt
ARAF mt
RAF1 mt
ERK2 mt
Indication:
NSCLC
Panc
CRC
Melanoma
Endometrial
Bladder

9

Verastem, unpublished data

10 Strong Scientific Rationale for Avutometinib and FAK Inhibitor Combination Anti - Tumor Efficacy in KRAS Mutant and Wild - Type LGSOC models KRAS mutant LGSOC PDX model RTK RAS RAF MEK ERK YAP Growth factors β α Y397 Integrin FAK Extracellular Matrix SRC RhoA Tumor Growth P AKT avutometinib defactinib Feedback Reactivation 0 10 20 30 0 100 200 300 Tumor growth Days after first dose T u m o r v o l u m e ( m m 3 + / - S E M ) vehicle FAKi avutometinib avutometinib + FAKi KRAS wild - type LGSOC PDX model P r e d o s e P o s t a v u t o m e t i n i b P o s t a v u t o m e t i n i b + d e f a c t i n i b 0 50 100 150 pFAK H - S c o r e Banerji, BTOG Dublin, Jan 23, 2019; Banerji, AACR VM 1, April 27, 2020, CT143; Banerji, unpublished; Santin, unpublished

11 Optimized Dosing Schedule Defined: Favorable Tolerability Profile with Novel Intermittent Dosing Regimen Avutometinib monotherapy Daily at MTD N=6 28 - day cycle RP2D Avutometinib monotherapy 4mg twice weekly N=26 28 - day cycle RP2D (Avutometinib 3.2mg twice weekly + defactinib 200mg twice daily) N=38 21 days of 28 - day cycle Treatment Related Adverse Event Grade ≥3 Grade ≥3 Grade ≥3 Rash 3 (50%) 5 (19%) 2 (5%) CK elevation (Creatine phosphokinase) 1 (17%) 2 (8%) 2 (5%) 1 Chenard - Poirier, et al . ASCO 2017; References: Banerji, Q4 2020 report; Data on file; RP2D: recommended phase 2 dosing Summary of Adverse Events Grade ≥ 3 Occurring in ≥ 5% of patients

RAS Pathway - Driven Cancers and Rational Avutometinib Combinations

Ongoing Comprehensive Approach to Establish More Complete Blockade of RAS Pathway & Resistance Pathways

	Indication	Incidence/ Prevalence	Biomarker %	Regimen	Setting	Phase	Collaborator
Incidence[2,3]: 114K Gynecologic Cancers	RAMP301 LGSOC	Prevalence[1]: 6K	70%	Avutometinib + defactinib	Relapsed Refractory molecularly profiled LGSOC	Phase 3 Confirmatory trial	
	RAMP201 LGSOC	Prevalence[1]: 6K	70%	Avutometinib + defactinib	Relapsed Refractory molecularly profiled LGSOC	Phase 2 Registration-directed. AA cohort fully enrolled	
	Gynecologic Basket*	Incidence[6-10]: 85K	25%	Avutometinib + defactinib	Recurrent RAS Pathway-driven (RAS/RAF/NF1) endometrioid cancer, mucinous ovarian cancer, high-grade serous ovarian cancer or cervical cancer	Phase 2	
	Mesonephric	Incidence:[11] ~680	96%	Avutometinib + defactinib	Advanced or recurrent mesonephric gynecologic cancer	Phase 2	
NSCLC Adenocarcinoma	RAMP203 KRAS G12C	Incidence[2,3]: 114K	13%	Avutometinib + sotorasib ± defactinib	Recurrent KRAS G12C with prior KRAS G12C inhibitor(i) treatment or KRAS G12Ci naïve	Phase 1/2	AMGEN
	RAMP204 KRAS G12C			Avutometinib + adagrasib	Recurrent KRAS G12C with prior KRAS G12Ci treatment that progressed	Phase 1/2	MIRATI THERAPEUTICS
Pancreatic	RAMP205 PDAC	Incidence[4]: 58K	98%	Avutometinib + defactinib + gemcitabine/nab-paclitaxel	Previously untreated (front-line) metastatic pancreatic ductal adenocarcinoma (PDAC)	Phase 1/2	PANCREATIC CANCER ACTION NETWORK
CRC	KRAS mt*	Incidence[5]: 148K	45%	Avutometinib + cetuximab	Recurrent metastatic KRAS mt	Phase 1	
Breast Cancer	ER+*	Incidence[5]: 279K	22.5%	Avutometinib + abemaciclib + fulvestrant	Recurrent ER+/HER2- breast cancer following progression on CDK4/6i + aromatase inhibitor	Phase 1	
Thyroid	MAPK alterations*+	Incidence[4]: 44K	35%	Avutometinib + defactinib	Differentiated & anaplastic thyroid cancer	Phase 2	

*IST   +excluding BRAFV600E

[1] Monk, Randall, Grisham, The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, Am Soc Clin Oncol Educ Book; 2019; Slomovitz, Gourley, Carey, Malpica, Shih, Huntsman, Fader., Grisham et al, Low-Grade serous ovarian cancer: State of the Science; Gynecol Oncol; 2020. Grisham, Iyer, Low-Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions; Curr Treat Options Oncology; 2018; Globocan 2020; [2]Pakkala and Ramalingam JCI Insight 2018); [3]Cancer Statistics 2020, Siegel et. al. *CA Cancer J Clin* 2020;70:7-30; [4]Cancer Statistics 2020, Siegel et. al. *CA Cancer J Clin* 2020;70:7-30 [5]CbioPortal; [6]Uterine cancer is one of the leading gynecologic neoplastic disorders in the US, of which over 80% are endometrioid adenocarcinomas (EA); [7]Endometrioid OC (EnOC) accounts for approximately 10% of all OC, with the majority of cases diagnosed as low grade, early stage disease with excellent clinical; [8]Mucinous ovarian cancer: 3-11% of ovarian cancer (Hada et al., 2021); [9]90% of Ovarian Cancer is Epithelial Ovarian Cancer (https://www.cancer.org/content/dam/cancer-org/research/cancer-facts-and-statistics/annual-cancer-facts-and-figures/2018/cancer-facts-and-figures-2018.pdf); [10]HGSOC the most common type of ovarian cancer, accounting for approximately 75% of epithelial ovarian cancers. (https://ocrahope.org/news/high-grade-serous-carcinoma/) [11]Ji Son (David Hong) ASCO 2023

Avutometinib Defactinib in Low - Grade Serous Ovarian Cancer

LGSOC Unmet Need & Opportunity

- LGSOC is a less common type of ovarian cancer that is often diagnosed in younger women
  - LGSOC is a unique disease that is distinct from high-grade serous ovarian cancer (HGSOC) in its pathology, protracted clinical course and low response to chemotherapy and thus requires a more tailored therapeutic approach
  - An estimated 1,000-2,000 patients are diagnosed with LGSOC per year in the U.S., with prevalence of ~6,000
- There are currently no approved therapies specifically indicated for recurrent LGSOC
  - Recent clinical trials in recurrent LGSOC showed that standard-of-care chemo and hormonal therapy are relatively ineffective (6-13% ORR).
  - LGSOC has a chemo-resistant nature and optimal treatment has not yet been defined. NCCN guidelines include clinical trials and observation highlighting the lack of approved & effective therapies
- LGSOC is known to be driven by the MAPK (RAS) pathway in ≥70% of patients
- A phase I/II study in the UK (FRAME) evaluated the combination of avutometinib and defactinib
  - Results in recurrent LGSOC showed a 42% confirmed ORR with durable responses and favorable safety/tolerability
- RAMP 201:A registration-directed Phase 2 trial of avutometinib and avutometinib + defactinib in recurrent LGSOC
  - Updated data from ASCO 2023 showed a 45% confirmed ORR in the combination arm with tumor shrinkage in 86% of evaluable patients
- RAMP 301:A confirmatory Phase 3 trial evaluating the combination of avutometinib and defactinib versus standard chemotherapy or hormonal therapy for the treatment of recurrent LGSOC

> ➢ **Orphan Drug Designation** for avutometinib alone or in combination with defactinib in recurrent LGSOC
>
> ➢ **Breakthrough Therapy Designation** granted for avutometinib and defactinib in recurrent LGSOC after one or more prior lines of therapy

VERASTEM ONCOLOGY

Monk et al., The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, 2019; Slomovitz et al., Low-Grade serous ovarian cancer: State of the Science, 2020; Grisham et al., Low-Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions, 2018; AACR Project GENIE Cohort v9.0-public and Verastem unpublished analysis; Banerjee et al., Phase I study of the combination of the dual RAF/MEK inhibitor VS-6766 and the FAK inhibitor defactinib: Results of efficacy in low grade serous ovarian cancer, ESMO 2021; Malpica et al., Interobserver and intraobserver variability of a two-tier system for grading ovarian serous carcinoma, 2007; NCCN guidelines v1.2023; Zwimpfer et al. Cancer treatment Reviews 112 (2023).

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LGSOC is a Unique RAS Pathway-Driven Cancer with a High Unmet Need

- LGSOC is a type of ovarian cancer that disproportionately affects younger women
- 1,000 to 2,000 patients in the U.S. and 15,000 to 30,000 worldwide diagnosed with LGSOC each year
- A slow growing cancer, that has a median survival of almost 10 years, so patients remain in treatment for a long time (10-yr prevalence ~80,000 worldwide, ~6,000 US)
- Patients often experience significant pain and suffering from their disease over time
- Prior research has focused primarily on HGSOC. However, LGSOC is clinically, histologically and molecularly unique from HGSOC with limited treatments available

~30% of LGSOC Patients Have KRAS mt
~70% of LGSOC Shows RAS Pathway-Associated mts



Non-RAS-associated, 30%
KRAS mutant, 30%
Other RAS-associated gene mutations, 20%
NRAS, BRAF, ARAF mutant, 20%

References: AACR Project GENIE Cohort v9.0-public and Verastem unpublished analysis

VERASTEM ONCOLOGY

16

Monk, Randall, Grisham, The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, Am Soc Clin Oncol Educ Book; 2019; Slomovitz, Gourley, Carey, Malpica, Shih, Huntsman, Fader., Grisham et al, Low-Grade serous ovarian cancer: State of the Science; Gynecol Oncol; 2020. Grisham, Iyer, Low-Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions; Curr Treat Options Oncology; 2018; Malpica et al., Am J. Surg Pathol 2007

Low-Grade and High-Grade Serous Ovarian Cancer Are Different Diseases

Variable	LGSOC	HGSOC
Nuclear atypia	**Uniform round to oval with little variation**	**+++ Marked variation**
Mitotic Index	**<12 mitoses per 10 hpf**	**>12 mitoses per 10 hpf**
Chromatin and variation in size of nucleus	**Little**	**Marked (nuclear size ratio ≥3)**
Mutation	**KRAS ++ BRAF + ER/PR +++**	**P53 +++ BRCA1/2 +**
Precursor	**Serous borderline tumor**	**Tubal intraepithelial neoplasia**



LGSOC



HGSOC

17

Malpica et al., Am J. Surg Pathol 2007

18 Recurrent LGSOC: High Medical Need No Approved Treatment Options – Limited Benefit from Available Therapies 1 NCCN guidelines v1.2023 No Category 1 recommendations (high - level evidence). Category 2a (lower - level evidence with uniform NCCN consensus) unless otherwise indicated f: There is no standard sequencing of drugs for recurrent disease. Considerations include prior therapies, disease burden, relative efficacy, and relative toxicity profile. t: An aromatase inhibitor (i.e., letrozole, anastrozole, exemestane) is preferred if not used previously. Fulvestrant, tamoxifen, or leuprolide acetate is recommended if an aromatase inhibitor was given previously. Recurrent Low - Grade Ovarian Cancer – Treatment Guidelines 1

19 Recent LGSOC Trials Highlight High Unmet Need Trial Number of Prior Systemic Therapies Median (range) Prior MEK allowed Prior Bevacizumab Therapy Response Rate ORR Image Assessment Median PFS Months (95% CI) Discontinuation Rate due to AEs GOG 281 1 2 (1 - 10) No * Low % SoC (n=130) 6% 95% CI: (3%, 12%) INV 7.2 (5.6 - 9.9) 30% Trametinib (n=130) 26% 95% CI: (19%, 35%) INV 13.0 (9.9 - 15.0) 36% MILO 2 2 (1 - 8) No * Low % SoC (n=101) 13% 95% CI: (7%, 21%) BICR 10.6 (9.2 - 14.5) 17% Binimetinib 2 (n=198) 16% 95% CI: (11%, 22%) BICR 9.1 (7.3 - 11.3) 31% 1 Study GOG 281 trial Gershenson et al., Lancet 2022 2 MILO Study Monk et al., J Clin Oncol 2020. SoC = Standard of Care (endocrine / chemotherapy) INV = Investigator BICR = Blinded independent central review PFS = Progression free survival CI = confidence interval NR = Not reached * Low historical use of bevacizumab during trial conduct. % not reported MILO: no more than 3 lines of prior chemotherapy

20 FRAME Study: High Rate of Durable Responses with the Combination of Avutometinib and Defactinib in Recurrent LGSOC (n=26) 28 - day cycles DoR: Duration of Response PFS: Progression free survival NR: Not reached • Overall response rate (ORR) = 42% (11 confirmed PRs/26) o KRAS mutant ORR = 58% (7 confirmed PRs/12) o KRAS wild - type ORR = 33% (4 confirmed PRs/12) • Median DoR 26.9 months (95% CI 8.5 - 47.3) across all LGSOC patients • Median PFS 20.0 months (95% CI 11.1 – 31.2) across all LGSOC per RECIST 1.1 • Median 3.5 prior lines of treatment (n=26) • Responses observed in patients previously treated with MEK inhibitor • 19% (5/26) patients still on treatment as of July 2023 (minimum follow up: ~17 months) • No new safety findings with continued follow - up • 1 patient discontinued for adverse events as of July 2023 (skin AE) Denis, 5 th Annual RAS - Targeted Drug Development Sept 2023; (Data cut off July 2023: Data on file)

RAMP 201 (ENGOTov60/GOG3052): Registration-Directed Phase 2 Trial of Avutometinib ± Defactinib in Patients with Recurrent LGSOC



Part A ✓ Selection Phase*
Part B ✓ Expansion Phase*
Part C ✓ Expansion Phase* Combo
Part D ✓ Expansion Phase** (Combo Lower Dose)
Recurrent LGSOC
• Prior chemotherapy
• Measurable disease (RECIST 1.1)
• Prior MEKi allowed
Avutometinib + Defactinib
KRAS mt (n=16)
KRAS wt (n=16)
N=32
Avutometinib Mono
KRAS mt (n=16)
KRAS wt (n=16)
N=32
n +20
n +20
n +20
n +20
Avutometinib + Defactinib
KRAS mt (Total n=36)
KRAS wt (Total n=36)
N=72 (incl Part A+B)
Avutometinib Mono
KRAS mt (n=36)
KRAS wt (n=36)
Avutometinib + Defactinib
KRAS mt
KRAS wt
Expanded Enrollment +40 pts
Avutometinib + Defactinib
KRAS mt
KRAS wt
Expanded Enrollment Ongoing + 20-30 pts

Primary Endpoint:
Objective Response Rate
(blinded independent review)

Evaluation of ORR in Combination Arm:

1) In KRAS mt patients
2) All patients (KRAS mt & wt)

Combination Arm:
Target Enrollment Completed for Parts A, B, C, and D

* Dosing: Avutometinib + Defactinib combo: Avutometinib 3.2 mg PO 2x/wk 21/28 days + Defactinib 200 mg PO BID: 21/28 days; Avutometinib monotherapy: Avutometinib 4.0 mg PO 2x/wk 21/28 days

** Lower Dose: Avutometinib + Defactinib combo: Avutometinib 1.6 mg PO 2x/wk 21/28 days + Defactinib 200 mg PO BID: 21/28 days;

✓ Completed Enrollment

VERASTEM ONCOLOGY
21

"These results demonstrate avutometinib in combination with defactinib can deliver high response rates for patients with recurrent LGSOC with a promising safety profile to date. It is particularly encouraging to see extensive tumor shrinkage in women who have had several treatment lines, including prior MEK inhibitors. These latest findings suggest the combination may offer a new treatment option for women with this hard-to-treat cancer, and we are hopeful it will become the new standard of care."

–Dr. Susana Banerjee, MBBS, MA PhD, FRCP, *global and lead investigator of the study, Consultant Medical Oncologist at The Royal Marsden NHS Foundation Trust and Team Leader in Women's Cancers at The Institute of Cancer Research, London*

ASCO 2023 data

Updated Data from Part A of RAMP 201

	Avutometinib + Defactinib	
	Total (n=29)	
ORR, % (n)	**45% (13)** 95% CI: (26%, 64%)	
	KRAS mt 60% (9/15)	KRAS wt 29% (4/14)
Tumor shrinkage, % (n)	**86% (25)**	
Median Time to Response	5.5 months (range 1.6-14.7 months)	
Relative avutometinib Dose Intensity	**83% ± 20%**	

- 29 patients were evaluable for efficacy with a minimum follow-up of 12 months and 13 (45%) patients remain on study treatment
- Patients were heavily pretreated with a median of 4 prior systemic regimens (up to 11)
  - 3 out of 4 patients who received prior MEK inhibitors responded to the combination
- Median duration of response and median progression free survival have not been reached
- Safety and tolerability continued to be favorable and consistent with previously reported data
  - The discontinuation rate due to ≥ 1 adverse event was 12% in the combination overall to date (4.9% due to elevated blood CPK)

22

Recent LGSOC Trials with Standard of Care Highlight High Unmet Need: Current Trials with Avutometinib + Defactinib Show Overall Response Rate >40%

Trial	Median Number of Prior lines of Therapy	Prior MEK Allowed	Prior Bevacizumab	Therapy	Response Rate ORR	Image Assessment	Median PFS Months (95% CI)	Discontinuation Rate Due to AEs
GOG 281[1]	**2** (1-10)	No	* Low %	**Standard of Care**	**6% ^ 95% CI: (3%, 12%)**	INV	7.2 (5.6-9.9)	30%
				Trametinib	26%^ 95% CI: (19%, 35%)	INV	13.0 (9.9-15.0)	**36%**
MILO[2]	**2** (1-8)	No	* Low %	**Standard of Care**	**13% 95% CI: (7%, 21%)**	**BICR**	10.6 (9.2 to 14.5)	17%
				Binimetinib	16% 95% CI: (11%, 22%)	**BICR**	9.1 (7.3-11.3)	**31%**
FRAME[3]	3.5	Yes	19 %	**Avutometinib + Defactinib**	**42%^** *95% CI: (23%, 63%)*	INV	**20** (11 - 31)	4%
RAMP 201 Part A (ASCO 2023 data)[4]	4	Yes	65%	**Avutometinib + Defactinib**	**45% 95% CI: (26%, 64%) 52%*** **	**BICR**	Not Yet Reached	10%**

[1]Study GOG 281 trial Gershenson et al., Lancet 2022
[2]MILO Study Monk et al., J Clin Oncol 2020.
[3] Banerjee et al., ESMO Sept 2021
[4] Banerjee et al., ASCO June 2023
** Low historical use of bevacizumab during trial conduct. % not reported*
MILO: no more than 3 lines of prior chemotherapy

**** Confirmed + Unconfirmed Objectives responses*
***12% discontinuation in all combination pts (Part A + B (n=81): 4.9% due to elevated blood CPK)*

SoC = Standard of Care
GOG 281: *(chemotherapy / endocrine therapy)*
PLD (liposomal doxorubicin), paclitaxel, topotecan, letrozole or tamoxifen
MILO: *(chemotherapy only)*
PLD (liposomal doxorubicin), paclitaxel or topotecan

INV = Investigator
BICR = Blinded independent central review
PFS = Progression free survival
CI = confidence interval
AE = adverse event

VERASTEM ONCOLOGY

23

24 RAMP 201 Part A: Heavily Pre - Treated Patient Population Prior Platinum - Based Chemotherapy, Endocrine Therapy, Bevacizumab in Most Patients; Prior MEK Inhibitor Therapy was Permitted Avutometinib Monotherapy Avutometinib + Defactinib KRAS mt (n=16) KRAS wt (n=17) Total (n=33) KRAS mt (n=16) KRAS wt (n=15) Total (n=31) Age (yrs), median (min, max) 58 (27, 72) 48 (27, 74) 51 (27, 74) 61 (29, 71) 50 (30, 74) 55 (29, 74) ECOG PS, n (%) 0 8 (50) 15 (88) 23 (70) 11 (69) 9 (60) 20 (65) 1 8 (50) 2 (12) 10 (30) 5 (31) 6 (40) 11 (35) Number of Prior Systemic Regimens, median (min, max) 4 (1, 10) 3 (1, 9) 3 (1, 10) 4 (1, 8) 5 (2, 11) 4 (1, 11) Prior platinum - based chemotherapy, n (%) 15 (94) 17 (100) 32 (97) 16 (100) 15 (100) 31 (100) Prior MEK inhibitor therapy, n (%) 5 (31) 5 (29) 10 (30) 2 (13) 2 (13) 4 (13) Prior Bevacizumab, n (%) 8 (50) 8 (47) 16 (48) 7 (44) 13 (87) 20 (64) Prior Hormonal therapy, n (%) 11 (69) 13 (76) 24 (73) 15 (94) 13 (87) 28 (90) ASCO 2023 data

25 RAMP 201 Part A: Evaluable Patient Population * Positive ORR Confirmed by Blinded Independent Central Review (BICR) Support Avutometinib + Defactinib as Go Forward Regimen in LGSOC - Regardless of KRAS Status Avutometinib Avutometinib + Defactinib KRAS mt (n=15) KRAS wt (n=15) Total (n=30) KRAS mt (n=15) KRAS wt (n=14) Total (n=29) Confirmed ORR, n (%) 2 (13) 1 (6) 3 (10) 95% CI (2%, 24%) 9 (60) 4 (29) 13 (45) 95% CI (26%, 64%) CR, n (%) 1 (7) 0 1 (3) 0 0 0 PR, n (%) 1 (7) 1 (6) 2 (7) 9 ** (60) 4 (29) 13 (45) SD, n (%) 12 (80) 13 (81) 25 (83) 6 (40) 7 (50) 13 (45) Disease control rate *** , n (%) 14 (93) 14 (88) 28 (93) 15 (100) 11 (79) 26 (90) PD, n (%) 1 (7) 2 (13) 3 (10) 0 3 (21) 3 (10) Confirmed + unconfirmed ORR, n (%) 2 (13) 1 (6) 3 (10) 11 (73) 4 (29) 15 (52) * Evaluable for Efficacy: At least one blinded imaging assessment in 31 of 33 and 29 of 31 patients enrolled in respective trea tm ent arms ** Includes patient deepened to CR at last assessment; CR not yet conﬁrmed *** Disease control rate (SD + PR + CR) at 8 weeks. ASCO 2023 data BICR, blinded independent central review; mt, mutant; ORR, objective response rate; PD, progressive disease; PR, partial response; SD, stable disease; wt , wild type

26 Combination of Avutometinib and Defactinib High Disease Control Rate + Tumor Reduction in Recurrent LGSOC Part A (Evaluable for Efficacy *) Confirmed ORR: 45% Confirmed/Unconfirmed ORR: 52% Disease Control Rate (SD+PR): 90% Patients still on study treatment: 45% Minimum follow - up: 12 months RAMP 201 (Part A) N=29 Evaluable for Efficacy * * Evaluable for Efficacy: At least one blinded imaging assessment ASCO 2023 data -80 -60 -40 -20 0 20 B e s t R e s p o n s e ( % c h a n g e f r o m b a s e l i n e ) * * * * * * * * * * * * * +117.7% -100% KRAS mutant KRAS wild-type Still on treatment *

27 RAMP 201 (Part A) Interim Analysis - Blinded ICR N=29 Combination of Avutometinib and Defactinib Initial Data from RAMP 201 Trial Reinforce Findings from FRAME Trial Reference: Banerjee et al., ESMO Sept 2021 FRAME Investigator Assessment N=26 ASCO 2023 data -80 -60 -40 -20 0 20 B e s t R e s p o n s e ( % c h a n g e f r o m b a s e l i n e ) * KRAS mutant KRAS wild-type * * * Still on treatment * * KRAS undocumented -100% -80 -60 -40 -20 0 20 B e s t R e s p o n s e ( % c h a n g e f r o m b a s e l i n e ) * * * * * * * * * * * * * +117.7% -100% KRAS mutant KRAS wild-type Still on treatment *

28 Avutometinib + Defactinib (n=81) Any Grade Grade ≥3 Nausea, n (%) 50 (61.7) 0 Diarrhea, n (%) 40 (49.4) 3 (3.7) Blood CPK increased, n (%) 39 (48.1) 15 (18.5) Oedema peripheral, n (%) 34 (42.0) 1 (1.2) Vomiting, n (%) 30 (37.0) 0 Vision blurred, n (%) 29 (35.8) 0 Dermatitis acneiform, n (%) 28 (34.6) 2 (2.5) Fatigue, n (%) 27 (33.3) 3 (3.7) Rash, n (%) 25 (30.9) 2 (2.5) Dry skin, n (%) 18 (22.2) 0 Anemia, n (%) 14 (17.3) 3 (3.7) RAMP 201: Safety and Tolerability Profile of Avutometinib + Defactinib No New Safety Signals; Few Discontinuation s Due to Adverse Events Most Common Treatment - Related Adverse Events (>20%) in All Treated Patients • Majority of adverse events are mild to moderate and manageable/reversible 1 • Few discontinuations due to adverse events (12.3% in combo due to ≥ 1 TEAE 4.9% due to elevated blood CPK*) * No association to date with clinically significant toxicities, including rhabdomyolysis ASCO 2023 data Banerjee et al., ASCO June 2023; 1 J Clin Oncol 41, 2023 (suppl 16; abstr 5515)

❖RAMP-301: Avutometinib + Defactinib

Phase 3 Confirmatory Trial – Randomized Controlled Trial (RCT)

- Recurrent LGSOC
  - KRAS mt+wt
- Prior platinum chemotherapy
- Prior MEKi allowed
- Prior Bev allowed
- Measurable disease (RECIST 1.1)

Randomized 1:1

Strat Factors include:

KRAS Mut Status (KRAS mt vs wt)

Avutometinib + Defactinib*

Recurrent LGSOC

(N=135)

Avutometinib + Defactinib*

Crossover upon PD

Investigator's Choice Treatment (ICT)**

Recurrent LGSOC

(N=135)

ICT**

Primary Endpoint:

Progression-Free Survival (PFS) by **BICR**

Secondary Endpoints include:

- **Objective Response Rate (ORR)**
- **Duration of Response (DoR)**
- **Disease Control Rate (DCR)**
- **Safety / Tolerability**
- **Patient Reported Outcomes**
- **Overall Survival**

Primary Analysis: Hierarchical Evaluation

1) KRAS mutant LGSOC only

2) All recurrent LGSOC

*A+D Dosing: Avutometinib 3.2 mg PO 2x/wk 21/28 days + Defactinib 200mg PO BID: 21/28 days

**Chemo Hormonal ICT: Liposomal doxorubicin (PLD), Paclitaxel, Topotecan, Letrozole, Anastrozole

VERASTEM ONCOLOGY

29

BICR: Blinded Independent Central Review

RAMP 201 Part A Interim Data Support Meaningful Market Potential for All Recurrent LGSOC Regardless of KRAS Status with Long Duration of Therapy

Prevalence

~6K

patients US[1]


~4K
~2K
KRAS wild type
KRAS mutation

~80K

patients WW[1]

Patient-months of Therapy Per Year[2] *(across all 2L+ patients)*


-
50,000
100,000
150,000
NSCLC KRAS G12C[3]
Pancreatic Cancer[3]
LGSOC[3]
Endometrioid Cancer[3]
Metastatic uveal melanoma[3]

[1] Monk, Randall, Grisham, The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, Am Soc Clin Oncol Educ Book; 2019; Slomovitz, Gourley, Carey, Malpica, Shih, Huntsman, Fader., Grisham et al, Low-Grade serous ovarian cancer: State of the Science; Gynecol Oncol; 2020. Grisham, Iyer, Low-Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions; Curr Treat Options Oncology; 2018; Globocan 2020

[2] Patient-months of Therapy metric calculated by multiplying relevant incidence/prevalence rate times estimated duration of therapy; represents US market opportunity only; patient population estimates from Globocan 2020, American Cancer Society 2021, AACR Genie Cohort V9.0 public, and scientific publications. Duration of therapy estimates from clinical studies and clinician experience. Patient-months on therapy is for 2nd-line+ patients

[3] NSCLC KRAS G12C 2nd line patients (incidence); Pancreatic RAS/RAF mutant 2nd-line patients (incidence); LGSOC KRAS mutant and wild-type patients (prevalence); Endometrioid RAS/RAF mutant 2nd-line patients (incidence); Uveal melanoma RAS/RAF mutant 2nd-line patients (incidence)

VERASTEM ONCOLOGY
30

31 Plan to File for Accelerated Approval with Mature RAMP 201 and FRAME Study Results • Plan to file for accelerated approval based on the totality of the data from the RAMP 201 and FRAME studies • Report updated topline data from RAMP 201 trial in H1 2024 • Continue site activation (sites currently open in US and Australia) and enrollment of RAMP 301, a Phase 3 confirmatory study • Encouraging efficacy results include independently confirmed responses (FRAME study) • RAMP 201 Part A data at ASCO 2023 demonstrated ORR of 45% (13/29) and tumor shrinkage in 86% (25/29) of evaluable patients • No new safety signals; few discontinuations due to adverse events • Initiated RAMP 301, a Phase 3 confirmatory trial • High unmet need in rare ovarian cancer with no currently FDA approved therapies specifically for recurrent LGSOC • Received FDA Breakthrough Therapy Designation and Orphan Drug Designation for avutometinib in combination with defactinib in LGSOC Next Milestones Recent Achievements/Milestones

Avutometinib with KRAS G12C Inhibitors in Non - Small Cell Lung Cancer

33 High Unmet Need in Refractory NSCLC Adenocarcinoma Advanced or Metastatic NSCL Cancer Recommend Histologic and Molecular Subtyping 5 Appropriate targeted agent Chemotherapy Docetaxel Gemcitabine Pemetrexed Prior PD - (L)1 No Prior PD - (L)1 PD - (L)1 Chemo PD - (L)1 PD - (L)1 single agent or PD - (L)1 + chemo Chemotherapy or clinical trials EGFR/ALK/ROS1/BRAF/ KRAS G12C (targeted) Non - targeted PD - (L)1 1% Non - Targeted PD - (L)1 1% ▪ SOC in recurrent disease is chemotherapy ▪ Pre - PD - (L)1 era, chemotherapy response rate ~10% in recurrent disease; 12w PFS of 30 – 45% Recurrence Recurrence Verastem Clinical Trials: • RAMP 203: Avutometinib + sotorasib in KRAS G12C NSCLC • RAMP 204: Avutometinib + adagrasib in KRAS G12C NSCLC NSCLC Adenocarcinoma 3 0 5 10 15 % of Patients KRAS Mutation BRAF Mutation US Annual Incidence 7,8 : 114K WW Annual Incidence 1,2 : 882K References: 1 Globocan, 2020 2 https://www.ncbi.nlm.nih.gov/books/NBK519578/ 3 TCGA PanCancer Atlas (cBioPortal analysis) 4 www.thelancet.com Vol 389 January 21, 2017 5 Adapted from NCCN Non - small cell lung cancer guidelines Version 3.2020 6 Clinical Cancer Research DOI 10.1158/1078 - 0432.CCR - 18 - 2062 7 50% of NSCLC is adenocarcinoma (Pakkala and Ramalingam JCI Insight 2018)  8 Cancer Statistics 2020, Siegel et. al. CA Cancer J Clin 2020;70:7 - 30 KRAS Mutations Represent 25% of Lung Adenocarcinoma & BRAF Mutations Represent 4% (EGFR 17%, ALK 7%) 4,6 BRAF V600E BRAF non - V600E

34 0 10 20 30 0 500 1000 1500 2000 Tumor growth Days after first dose T u m o r v o l u m e ( m m 3 + / - S E M ) vehicle sotorasib sotorasib + avutometinib sotorasib + avutometinib + FAKi avutometinib trametinib **** **** **** Preclinical Synergy of Avutometinib + G12C Inhibitors in KRAS G12C Models Synergy of avutometinib + G12C inhibitors across G12C mutant NSCLC, CRC & Pancreatic cancer cell lines Doses Tested Sotorasib: 30 mg/kg PO QD Avutometinib: 0.3 mg/kg PO QD FAKi: 50 mg/kg PO BID Trametinib: 0.3 mg/kg PO QD Avutometinib & FAKi potentiate sotorasib efficacy in KRAS G12C NSCLC in vivo; Tumor regression in all mice with triple combination Avutometinib + sotorasib yields deeper and more sustained inhibition of ERK signaling pathway H2122 KRAS G12C NSCLC Sotorasib Avutometinib 4h 48h p - ERK Actin Total ERK ND: not determined - - + - - + + + - - + - - + + + H2122 KRAS G12C NSCLC Concentrations Tested Sotorasib: 100 nM Avutometinib: 100 nM Reference: Coma et al., AACR 2021 Combined Synergy Score Cell line Indication Sensitivity to G12C inhibitors Avutometinib + sotorasib Avutometinib + adagrasib H2122 NSCLC Moderately sensitive 44.7 44.6 H1373 NSCLC Sensitive 10.0 3.4 SW1573 NSCLC Insensitive 8.6 12.0 H358 NSCLC Sensitive 6.9 5.4 H2030 NSCLC Moderately sensitive 5.1 ND SW837 CRC Sensitive 16.1 18.5 MIAPACA2 Panc Sensitive 2.3 5.3 -100 0 100 200 300 400 Response at Day 10 R e s p o n s e @ D a y 1 0 ( % c h a n g e f r o m b a s e l i n e ) Vehicle VS-6766 0.3mg/kg QD AMG 510 30mg/kg QD VS-6766 + AMG 510 VS-4718 50mg/kg BID VS-6766 + VS-4718 AMG 510 + VS-4718 VS-6766 + AMG 510 + VS-4718 Trametinib 0.3mg/kg QD Trametinib + AMG 510 v e h i c l e t r a m e t i n i b 10 PR a v u t o m e t i n i b F A K i s o t o r a s i b s o t o r a s i b + t r a m e t i n i b s o t o r a s i b + a v u t o m e t i n i b s o t o r a s i b + F A K i V S - 6 7 6 6 + F A K i s o t o r a s i b + a v u t o m e t i n i b + F A K i -30 20 1 SD 2 SD 1 SD 1 SD 1 SD 1 PR 8 SD 2 PR 4 SD 3 PR 2 SD 4 PR

35 Avutometinib FAKi Restores Anti - Tumor Efficacy of Sotorasib in G12Ci - Resistant KRAS G12C Models Avutometinib is effective against acquired KRAS mutations that occur clinically upon progression on G 1 2C inhibitors Addition of avutometinib + FAKi restores anti - tumor activity after progression on sotorasib monotherapy in a KRAS G12C NSCLC GEMM model 0 50 100 150 0 5 10 15 20 Days after first sotorasib dose T u m o r v o l u m e ( m m 3 ) Sotorasib + Avutometinib + FAKiSotorasib Reference: Coma et al., AACR RAS meeting 2023 Addition of avutometinib + FAK inhibitor to sotorasib increases tumor growth inhibition in a sotorasib - resistant KRAS G12C/Y96D model 0 5 10 15 20 25 30 35 0 200 400 600 800 1000 Tumor growth Days after first dose T u m o r v o l u m e ( m m 3 S E M ) Vehicle Sotorasib Avutometinib Sotorasib + avutometinib Sotorasib + avutometinib + FAKi Avutometinib + FAKi Collaboration with Mariano Barbacid, CNIO (Spain) Collaboration with Chiara Ambrogio, U Turin (Italy) Collaboration with Andy Aguirre, DFCI

RAMP 203: Phase 1/2 Trial of Avutometinib + LUMAKRAS™ (Sotorasib) ± Defactinib in KRAS G12C Advanced NSCLC

- **Patients must have a KRAS G12C mutation determined using validated test**
- **Treatment with at least 1 but no more than 3 prior systemic regimens, for Stage 3B-C or 4 NSCLC***
- **Patient may have previously received adjuvant chemotherapy for earlier-stage disease**
- **Measurable disease according to RECIST 1.1**
- **ECOG performance status ≤ 1**

*may include patients with or without prior G12C therapy

Part A: Dose Evaluation (3+3 DLT Assessment)

Completed enrollment

Avutometinib + Sotorasib

Dose Finding Cohorts (n=3-6)

Recently added PART A dose escalation with avutometinib + defactinib + sotorasib

RP2D Selected*

* Recommended Phase 2 Dose (RP2D): 4mg avutometinib / 960mg sotorasib

Part B: Dose Expansion at RP2D (Primary endpoint ORR)

Now enrolling expansion phase

Cohort 1
Patients without Prior KRAS G12C Inhibitor Treatment
Stage 1: ~20 patients
Stage 2: expand

Cohort 2
Patients who Progressed on KRAS G12C Inhibitor Treatment
Stage 1: ~20 patients
Stage 2: expand

NCT05074810

VERASTEM ONCOLOGY

Collaboration with Amgen

36

DLT = dose-limiting toxicity; n = number of patients; ORR = overall response rate; RP2D = recommended phase 2 dose

37 RAMP 203: Objective Responses in KRAS G12C NSCLC Sotorasib + Avutometinib Combination *On treatment at time of data cutoff; + Patient with - 38.4% tumor reduction classified as SD due to disease progression prior to confirmatory scan. Reference: Awad et al., EORTC - NCI – AACR Conference Oct 2023

RAMP 204: Phase 1/2 Trial of Avutometinib + KRAZATI™ (Adagrasib) in KRAS G12C Advanced NSCLC

- **Patients must have a KRAS G12C mutation determined using validated test**
- **Treatment with at least 1 but no more than 3 prior systemic regimens, for Stage 3B-C or 4 NSCLC**
- **Patient must have received prior therapy with a KRAS G12C inhibitor and experience progressive disease**
- **Measurable disease according to RECIST 1.1**
- **ECOG performance status ≤ 1**

→

Part A: Dose Evaluation (3+3 DLT Assessment)

Avutometinib + Adagrasib

Dose Finding Cohorts (n=3-6)

→

RP2D Selection

→

Part B: Dose Expansion (Primary endpoint ORR)

Stage 1: 19 patients (including Part A patients) treated with RP2D

Stage 2: expand to 55 patients

NCT05375994

VERASTEM ONCOLOGY Collaboration with Mirati Therapeutics

38

DLT = dose-limiting toxicity; n = number of patients; ORR = overall response rate; RP2D = recommended phase 2 dose

Avutometinib Combinations in Pancreatic Cancer and Colorectal Cancer

40 Addition of Avutometinib + FAKi to Chemotherapy Induces Tumor Regression and Increases Survival in a KRAS/p53 Pancreatic Cancer Mouse Model x The combination of avutometinib + FAKi induces tumor growth inhibition and increases survival but does not induce tumor regression x Addition of chemo (gemcitabine + paclitaxel) to avutometinib/FAKi induces tumor regression Collaboration with David DeNardo, Washington University; unpublished vehicle avutometinib/FAKi gemcitabine/paclitaxel avutometinib/FAKi + gemcitabine/paclitaxel 0 20 40 60 80 100 120 0 20 40 60 80 100 days P e r c e n t s u r v i v a l Survival vehicle GEM/PTX Avutometinib/FAKi Avutometinib/FAKi + GEM/PTX

RAMP 205: Phase 1/2 Trial of Avutometinib/Defactinib + GEMZAR™ (Gemcitabine)/ABRAXANE™ (Nab-paclitaxel) in Front Line Metastatic Pancreatic Cancer

- Patients with confirmed metastatic pancreatic ductal adenocarcinoma
- Eligible for treatment in the first-line setting with standard gemcitabine and nab-paclitaxel
- Prior adjuvant or neoadjuvant chemotherapy, radiotherapy or surgery is permitted if the last intervention/ dose was ≥ 12 months prior to the diagnosis of metastatic disease
- Measurable disease according to RECIST 1.1
- ECOG performance status ≤ 1

→

Part A: Dose Evaluation (3+3 DLT Assessment)

Avutometinib + Defactinib + Gemcitabine + Nab-paclitaxel

Dose Finding Cohorts (n=3-6)

→

RP2D Selection

→

Part B: Dose Expansion at RP2D (Primary endpoint ORR)

Patients with PDAC
KRAS G12D
KRAS G12V
KRAS G12R
Others

Treated with RP2D

Stage 1: 17 patients
If ≥4 responders, then

Stage 2: expand to 29 patients

NCT05669482

VERASTEM ONCOLOGY Collaboration with PanCAN

41

DLT = dose-limiting toxicity; n = number of patients; ORR = overall response rate; RP2D = recommended phase 2 dose

42 Combination of Avutometinib with anti - EGFR mAb Induces Tumor Regression in a KRAS mt Colorectal PDX Model • Avutometinib + anti - EGFR (panitumumab) induces tumor regression in a KRAS mutant CRC patient - derived xenograft model • G12Ci + anti - EGFR (sotorasib + panitumumab and adagrasib + cetuximab) have shown partial responses in KRAS G12C CRC (Fakih et al. ESMO 2021; Weiss et al. ESMO 2021) • These data support the ongoing clinical evaluation of avutometinib + cetuximab (anti - EGFR) for treatment of KRAS mt CRC (NCT05200442) vehicle avutometinib panitumumab (anti - EGFR) panitumumab + avutometinib Collaboration with Marwan Fakih, City of Hope Pachter, RAS Development Summit, 2021

Discovery Efforts

Discovery and Development Collaboration with GenFleet Strengthens Pipeline Targeting RAS Pathway-Driven Cancers

- Increases the breadth of Verastem's oncology pipeline with strategically-aligned RAS pathway focus
  - Exclusive options for Verastem to exclusively license up to 3 programs with development and commercialization rights outside of the GenFleet markets of mainland China, Hong Kong, Macau, and Taiwan
  - Potential development in combination with Verastem's current pipeline
  - Selected GFH375 (VS-7375), an oral KRAS G12D (ON/OFF) inhibitor as lead program; programs 2 & 3 in discovery phase
  - Small molecule programs focused on anti-cancer targets related to the RAS/MAPK pathway or surrounding cancer cell signaling
- Strategic collaboration builds on Verastem Oncology and GenFleet's experience in RAS pathway-driven cancers
  - Collective worldwide strengths in RAS pathway discovery and development
  - Established network of collaborators, including leading scientific and clinical experts
  - Leverages experience from GenFleet's KRAS G12C inhibitor program and Verastem's avutometinib/defactinib program
- Risk-sharing structure of the collaboration with milestone-based options provides capital efficient approach
  - At execution, Verastem paid GenFleet an upfront payment for options to obtain exclusive right to 3 programs on a program by program basis
  - Combined with the upfront amount, payments for future annual R&D support, development milestones and option payment for first program through completion of Phase 1 trial could equal up to $11.5 million
  - Potential total deal size across all 3 programs up to $625.5 million excluding royalties if Verastem exercises its in-license options
  - Includes exclusive rights for Verastem to obtain a license to each of the compounds after successful completion of pre-determined milestones in Phase 1 trials

VERASTEM ONCOLOGY
44

45 Rationale for Designing a Potent and Selective Orally Bioavailable Inhibitor of KRAS G12D (ON/OFF) for the Treatment of Patients with KRAS G12D Cancers Hofmann et al., Cancer Discovery 2022 KRAS G12D (ON/OFF) inhibitor KRAS G12D is the most frequent KRAS mutation in human cancer Ideal to inhibit both the active (ON) & inactive (OFF) states of KRAS for deep and durable inhibition of tumor growth RAS/MAPK pathway signaling ON OFF

46 GFH375 (VS - 7375) is an Oral KRAS G12D (ON/OFF) Inhibitor • GFH375 (VS - 7375) is a potent and selective orally bioavailable inhibitor of KRAS G12D (ON/OFF) with potent anti - tumor efficacy demonstrated across preclinical models • Dual inhibitor of ON (GTP) and OFF (GDP) states of KRAS G12D • Orally bioavailable across preclinical species • Potent against intracranial tumor models suggesting potential to treat brain metastases • Avutometinib enhances anti - tumor efficacy of GFH375 (VS - 7375) in preclinical models • IND - enabling GLP toxicology studies complete • IND application (China) expected to be submitted in H1 2024 and initiate Phase 1 trial in H2 2024 KRAS G12D State GFH375 IC50 ( nM ) (KRAS G12D binding) GppNp - bound (ON/active) 2 1 GDP - bound (OFF/inactive) 6 1 0 2 4 6 8 10 12 14 0 100 200 300 400 Days after first dose T u m o r v o l u m e ( m m 3 , m e a n ± S E M ) GP2D CRC Panc 04.03 PDAC Zhou et al., AACR 2024 Potent anti - tumor efficacy demonstrated across preclinical models Dual inhibitor of ON (GTP) and OFF (GDP) states of KRAS G12D First program from the GenFleet collaboration

Financials

48 Key Financial Statistics Cash, cash equivalents & investments $137.1M GAAP Operating Expenses $31.1M Non - GAAP Operating Expenses* $29.5M Shares Outstanding 25.3M** As of and for the quarter ended December 31, 2023 • Oxford Finance LLC Credit Facility • Up to $150M available in a series of term loans • $40M term loans outstanding • Remaining $110M available upon achievement of pre - defined milestones or at lender’s discretion • Floating interest rate, subject to a floor and a cap; 5% final payment charge, and loan subject to 1 - 3% early payment fee • Interest only payments through April 2025 • No financial covenants • Secura Bio, Inc. (Secura) Asset Purchase Agreement – COPIKTRA • Regulatory and commercial milestone payments up to $95M • Entitled to receive 50% of royalties, milestones, and sublicensee revenue payments made to Secura related to COPIKTRA • Low double - digit royalties on annual net sales over $100M in US, EU, and UK Sources of Non - Dilutive Capital * Q4 2023 GAAP operating expenses - $31.14M less Q4 2023 stock compensation of $1.60M = $29.54M Q4 2023 non - GAAP operating expen ses **Excludes Series A Preferred (0.8M Shares on as - converted basis), Series B Preferred (4.2M Shares on as - converted basis), and o utstanding unexercised pre - funded warrants (1.5M Shares).

49 Avutometinib Patent Exclusivity Composition of Matter Method of Making Sept 2032 Dosing Protocol May 2038 Combination w/ Defactinib Dec 2042 Feb 2027 + 5 yrs (PTE) = 2032 Sept 2040 Solid Form PTE 2041 - 2042 if issued Methods or Treating; Combinations

Experienced Senior Management Team



Daniel Paterson
President and Chief Executive Officer

- CEO – The DNA Repair Co. (now On-Q-ity)
- PharMetrics (now IMS), Axion



Dan Calkins
Chief Financial Officer

- Technical Accounting Consultant- CFGI
- PwC LLP



Cathy Carew
Chief Organizational Effectiveness Officer

- Principal – HR Collaborative
- Ironwood, ActiveBiotics, Dynogen, Tufts Health Plan



Mike Crowther
Chief Commercial and Business Strategy Officer

- CBO, Minerva Biotechnologies
- Interim US lead and VP of US Marketing, Kite Pharma
- Celgene



Jonathan Pachter, Ph.D.
Chief Scientific Officer

- Head of Cancer Biology – OSI (now Astellas)
- Schering-Plough



Hagop Youssoufian, MSc, M.D.
Head of Medical Strategy

- CMO, BIND Therapeutics, EVP, Progenics,
- CMO & EVP, Ziopharm Oncology, SVP, Imclone

VERASTEM ONCOLOGY
50

THANK YOU